Exhibit 99
                       Information Regarding Joint Filers

Designated Filer of Form 3:         WEM-Brynmawr Associates LLC

Date of Event Requiring Statement:  June 30, 2003

Issuer Name and Ticker Symbol:      The Newkirk Master Limited Partnership
                                    (No Ticker Symbol)

Joint Filer Names and addresses:

Newkirk NL Holdings LLC, 7 Bulfinch Place, Suite 500, Boston, MA 02114
Newkirk RE Holdings LLC, 7 Bulfinch Place, Suite 500, Boston, MA 02114
Newkirk Tender Holdings LLC, 7 Bulfinch Place, Suite 500, Boston, MA 02114 Marbax Venture LLC, 7 Bulfinch Place, Suite 500, Boston, MA 02114
AP-WIN Associates L.L.C. , 7 Bulfinch Place, Suite 500, Boston, MA 02114
AP4-WEM WIN Tender LLC, 7 Bulfinch Place, Suite 500, Boston, MA 02114
AP3-WEM WIN Tender LLC, 7 Bulfinch Place, Suite 500, Boston, MA 02114 WEM-Brynmawr Associates LLC, 100 Jericho Quadrangle, Jericho, New York 11753 Michael L. Ashner, 100 Jericho Quadrangle, Jericho, New York 11753
Apollo Real Estate Investment Fund III, L.P., Two Manhattanville Road,
  Purchase, New York 10577
Apollo Real Estate Advisors III, L.P., Two Manhattanville Road, Purchase,
  New York 10577
Apollo Real Estate Management III, L.P., Two Manhattanville Road, Purchase,
  New York 10577
Newkirk RE Associates LLC, 7 Bulfinch Place, Suite 500, Boston, MA 02114
NK-CR Holdings LLC, 7 Bulfinch Place, Suite 500, Boston, MA 02114
Newkirk Stock LLC, 7 Bulfinch Place, Suite 500, Boston, MA 02114
WEM Fund 1998 Limited Partnership, 7 Bulfinch Place, Suite 500, Boston, MA 02114 WEM-WIN Tender Associates, LLC, 7 Bulfinch Place, Suite 500, Boston, MA 02114

Signatures:


/s/ Michael L. Ashner
 Michael L. Ashner


Newkirk NL Holdings LLC

By:      Newkirk Manager (NV) Corp.
         Manager

         By  /s/ Michael L. Ashner
             --------------------------------
             Michael L. Ashner
             Chief Executive Officer

Newkirk RE Holdings LLC

By:      Newkirk Manager (NV) Corp.
         Manager

         By  /s/ Michael L. Ashner
             --------------------------------
             Michael L. Ashner
             Chief Executive Officer

Newkirk Tender Holdings LLC

By:      Newkirk Manager (NV) Corp.
         Manager

         By  /s/ Michael L. Ashner
             --------------------------------
             Michael L. Ashner
             Chief Executive Officer


Marbax Venture LLC

By:      Newkirk RE Associates LLC
         Member

         By:      Newkirk Manager Corp.
                  Manager

                  By  /s/ Michael L. Ashner
                      --------------------------------
                          Michael L. Ashner

AP-WIN Associates L.L.C.

By:      WIN Manager Corp.
         Manager

         By  /s/ Michael L. Ashner
             --------------------------------
             Michael L. Ashner
             Chief Executive Officer

AP4-WEM WIN Tender LLC

By:      WIN Manager Corp.
         Manager

         By  /s/ Michael L. Ashner
             --------------------------------
             Michael L. Ashner
             Chief Executive Officer


AP3-WEM WIN Tender LLC

By:      WIN Manager Corp.
         Manager

         By  /s/ Michael L. Ashner
             --------------------------------
             Michael L. Ashner
             Chief Executive Officer


Apollo Real Estate Investment Fund III, L.P.


By:      Apollo Real Estate Advisors III, L.P.,
         its general partner

         By:      Apollo Real Estate Capital Advisors III, Inc.,
                  its general partner


                  By  /s/ Michael D. Weiner
                      --------------------------------
                      Michael D. Weiner
                      Vice President

Apollo Real Estate Advisors III, L.P.


By:      Apollo Real Estate Capital Advisors III, Inc.,
         its general partner


         By  /s/ Michael D. Weiner
             --------------------------------
             Michael D. Weiner
             Vice President


Apollo Real Estate Management III, L.P.

By:      Apollo Real Estate Management III, Inc.,
         its general partner

         By  /s/ Michael D. Weiner
             --------------------------------
             Michael D. Weiner
             Vice President

Newkirk RE Associates LLC

By:      Newkirk Manager Corp.
         Manager

         By  /s/ Michael L. Ashner
             --------------------------------
             Michael L. Ashner
             Chief Executive Officer


NK-CR Holdings LLC

By:      Newkirk Manager Corp.
         Manager

         By  /s/ Michael L. Ashner
             --------------------------------
             Michael L. Ashner
             Chief Executive Officer


Newkirk Stock LLC

By:      Newkirk NL Holdings LLC
         Managing Member

         By:      Newkirk Manager (NV) LLC
                  Manager

                  By  /s/ Michael L. Ashner
                      --------------------------------
                      Michael L. Ashner
                      Chief Executive Officer


WEM Fund 1998 Limited Partnership

By  /s/ Michael L. Ashner
    --------------------------------
    Michael L. Ashner
    General Partner

WEM-WIN Tender Associates, LLC

By  /s/ Michael L. Ashner
    --------------------------------
    Michael L. Ashner
    Managing Member